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iShares Gold Trust

IAU

$12.59 ^0.01 ^0.08%
NAV as of 07-Apr-2014
52wk Range: 11.58 - 15.33

YTD : ^7.98%
Total Return as of 07-Apr-2014

Fact Sheet | Prospectus | Periodic SEC Reports | Gold Bar List | Vault Inspection

WHY IAU?

1. Exposure to the day-to-day movement of the price of gold bullion
2. Convenient, cost-effective access to physical gold
3. Use to diversify your portfolio and help protect against inflation

INVESTMENT OBJECTIVE

The iShares Gold Trust (the 'Trust') seeks to reflect generally the performance of the price of gold.

The iShares Gold Trust is not a standard ETF. The Trust is not an investment company registered under the Investment Company Act of 1940 or a commodity pool for purposes of the Commodity Exchange Act. Shares of the Trust are not subject to the same regulatory requirements as mutual funds. **Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.**

PERFORMANCE

Chart | Returns | Premium/Discount

Growth of Hypothetical $10,000 | Historical NAVs & Prices

YTD 6M 1Y 3Y 5Y 10Y All — From Jan 21, 2005 To Apr 7, 2014


40,000
30,000
20,000
10,000
0
Jan 2006
Jan 2008
Jan 2010
Jan 2012
Jan 2014
iShares Gold Trust
London Gold PM Fix Price*

The Hypothetical Growth of $10,000 chart reflects a hypothetical $10,000 investment and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. Standardized performance and performance data current to the most recent month end may be obtained by clicking the "Returns" tab above.

KEY FACTS

Net Assets	$6,866,132,904
NAV per IAU in Gold (as of 07-Apr-2014)	96.95%
Ounces in Trust (as of 07-Apr-2014)	5,285,959.16
Tonnes in Trust (as of 07-Apr-2014)	164.41
Indicative Basket Amount (as of 07-Apr-2014)	484.75
Inception Date	Jan 21, 2005
Exchange	NYSE Arca
Asset Class	Commodities
Benchmark	London Gold PM Fix Price
Shares Outstanding	545,200,000
CUSIP	464285105
Price (as of 07-Apr-2014)	12.58
20 Day Avg. Volume	420,260
Premium/Discount (as of 07-Apr-2014)	-0.16%
Options Available	Yes
Gold Spot Price	Bid 1,308.75 Ask 1,309.55 Mid 1,309.15 Time 20:44
Sponsor's Fee	0.25%

PORTFOLIO CHARACTERISTICS

Beta (as of 31-Mar-2014)	0.29

MORE PRODUCTS

Related | Recently Viewed

- IDV — iShares International Select Dividend ETF
- HDV — iShares High Dividend ETF
- ACWI — iShares MSCI ACWI ETF
- BKF — iShares MSCI BRIC ETF
- FM — iShares MSCI Frontier 100 ETF

iShares Gold Trust (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents the Trust has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iShares.com or EDGAR on the SEC website at www.sec.gov. Alternatively, the Trust will arrange to send you the prospectus if you request it by calling toll-free 1-800-474-2737

Investing involves risk, including possible loss of principal. Because shares of the Trust are intended to reflect the price of the gold held by the Trust, the market price of the shares is subject to fluctuations similar to those affecting gold prices. Additionally, shares of the Trust are bought and sold at market price, not at net asset value ("NAV"). Brokerage commissions will reduce returns.

Shares of the Trust are intended to reflect, at any given time, the market price of gold owned by the Trust at that time less the Trust's expenses and liabilities. The price received upon the sale of the shares, which trade at market price, may be more or less than the value of the gold represented by such shares. If an investor sells the shares at a time when no active market for them exists, such lack of an active market will most likely adversely affect the price received for the shares. **For a more complete discussion of the risk factors relative to the Trust, carefully read the prospectus.**

Following an investment in shares of the Trust, several factors may have the effect of causing a decline in the prices of gold and a corresponding decline in the price of the shares. Among them: (i) Large sales by the official sector. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of the shares will be adversely affected. (ii) A significant increase in gold hedging activity by gold producers. Should there be an increase in the level of hedge activity of gold producing companies, it could cause a decline in world gold prices, adversely affecting the price of the shares. (iii) A significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative view towards gold, it could cause a decline in world gold prices, negatively impacting the price of the shares.

Gold Spot Prices provided by The Bullion Desk. No warranty is given for the accuracy of these prices and no liability is accepted for reliance thereon. Prices are provided on a reasonable efforts basis and delays may occur both because of the delay in third parties communicating the information to the site and because of delays inherent in posting information over the internet. Prices shown are indicative only and do not represent actionable quotations on prices of actual trades.

The amount of gold represented by shares of the Trust will decrease over the life of the Trust due to sales of gold necessary to pay the sponsor's fee and trust expenses. Without increases in the price of gold sufficient to compensate for that decrease, the price of the shares will also decline, and investors will lose money on their investment. The Trust will have limited duration. The liquidation of the Trust may occur at a time when the disposition of the Trust's gold will result in losses to investors. Although market makers will generally take advantage of differences between the NAV and the trading price of Trust shares through arbitrage opportunities, there is no guarantee that they will do so. There is no guarantee an active trading market will develop for the shares, which may result in losses on your investment at the time of disposition of your shares. The value of the shares of the Trust will be adversely affected if gold owned by the Trust is lost or damaged in circumstances in which the Trust is not in a position to recover the corresponding loss. The Trust is a passive investment vehicle. This means that the value of your shares may be adversely affected by Trust losses that, if the Trust had been actively managed, might have been avoidable.

Shares of the Trust are not deposits or other obligations of or guaranteed by BlackRock, Inc., and its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.The sponsor of the trust is iShares Delaware Trust Sponsor LLC (the "Sponsor"). BlackRock Investments, LLC ("BRIL"), assists in the promotion of the Trust. The Sponsor and BRIL are affiliates of BlackRock, Inc. Although shares of the iShares Gold Trust may be bought or sold on the secondary market through any brokerage account, shares of the Trust are not redeemable from the Trust except in large aggregated units called "Baskets". Only registered broker-dealers that become authorized participants by entering into a contract with the sponsor and the trustee of the Trust may purchase or redeem Baskets.

Net Asset Value (NAV) is determined as specified in the prospectus: the Trustee values the trust's gold on the basis of the London PM Fix.

Certain sectors and markets perform exceptionally well based on current market conditions and iShares Funds can benefit from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such results will be repeated.

Options involve risk and are not suitable for all investors. Prior to buying or selling an option, a person must receive a copy of Characteristics and Risks of Standardized Options. Copies of this document may be obtained from your broker, from any exchange on which options are traded or by contacting The Options Clearing Corporation, One North Wacker Dr., Suite 500, Chicago, IL 60606 (1-888-678-4667). The document contains information on options issued by The Options Clearing Corporation. The document discusses exchange traded options issued by The Options Clearing Corporation and is intended for educational purposes. No statement in the document should be construed as a recommendation to buy or sell a security or to provide investment advice. If you need further information, please feel free to call the Options Industry Council Helpline. They will be able to provide you with balanced options education and tools to assist you with your iShares options questions and trading. The Options Industry Council Helpline phone number is 1-888-Options (1-888-678-4667) and their website is www.888options.com.

iS-11934

All Documents | Download | Print

iShares Gold Trust

IAU

$12.59 ^0.01 ^0.08% YTD : ^7.98%

NAV as of 07-Apr-2014 | Total Return as of 07-Apr-2014

52wk Range: 11.58 - 15.33

Fact Sheet | Prospectus | Periodic SEC Reports | Gold Bar List | Vault Inspection

WHY IAU?

1. Exposure to the day-to-day movement of the price of gold bullion

2. Convenient, cost-effective access to physical gold

3. Use to diversify your portfolio and help protect against inflation

INVESTMENT OBJECTIVE

The iShares Gold Trust (the 'Trust') seeks to reflect generally the performance of the price of gold.

The iShares Gold Trust is not a standard ETF. The Trust is not an investment company registered under the Investment Company Act of 1940 or a commodity pool for purposes of the Commodity Exchange Act. Shares of the Trust are not subject to the same regulatory requirements as mutual funds. **Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.**

PERFORMANCE

Chart | Returns | Premium/Discount

Growth of Hypothetical $10,000 | **Historical NAVs & Prices**

YTD 6M 1Y 3Y 5Y 10Y All | From Jan 21, 2005 To Apr 7, 2014


400%
300%
200%
100%
0%
-100%
Jan 2006
Jan 2008
Jan 2010
Jan 2012
Jan 2014

☐ Historical NAVs ☑ Historical Prices

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. Standardized performance and performance data current to the most recent month end may be obtained by clicking the "Returns" tab above.

KEY FACTS

Net Assets	$6,866,132,904
NAV per IAU in Gold as of 07-Apr-2014	96.95%
Ounces in Trust as of 07-Apr-2014	5,285,959.16
Tonnes in Trust as of 07-Apr-2014	164.41
Indicative Basket Amount as of 07-Apr-2014	484.75
Inception Date	Jan 21, 2005
Exchange	NYSE Arca
Asset Class	Commodities
Benchmark	London Gold PM Fix Price
Shares Outstanding	545,200,000
CUSIP	464285105
Price as of 07-Apr-2014	12.58
20 Day Avg. Volume	420,260
Premium/Discount as of 07-Apr-2014	-0.16%
Options Available	Yes
Gold Spot Price	Bid 1,308.75 Ask 1,309.55 Mid 1,309.15 Time 20:44
Sponsor's Fee	0.25%

PORTFOLIO CHARACTERISTICS

Beta as of 31-Mar-2014	0.29

MORE PRODUCTS

Related | Recently Viewed

- IDV — iShares International Select Dividend ETF
- HDV — iShares High Dividend ETF
- ACWI — iShares MSCI ACWI ETF
- BKF — iShares MSCI BRIC ETF
- FM — iShares MSCI Frontier 100 ETF

iShares Gold Trust (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents the Trust has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iShares.com or EDGAR on the SEC website at www.sec.gov. Alternatively, the Trust will arrange to send you the prospectus if you request it by calling toll-free 1-800-474-2737

Investing involves risk, including possible loss of principal. Because shares of the Trust are intended to reflect the price of the gold held by the Trust, the market price of the shares is subject to fluctuations similar to those affecting gold prices. Additionally, shares of the Trust are bought and sold at market price, not at net asset value ("NAV"). Brokerage commissions will reduce returns.

Shares of the Trust are intended to reflect, at any given time, the market price of gold owned by the Trust at that time less the Trust's expenses and liabilities. The price received upon the sale of the shares, which trade at market price, may be more or less than the value of the gold represented by such shares. If an investor sells the shares at a time when no active market for them exists, such lack of an active market will most likely adversely affect the price received for the shares. **For a more complete discussion of the risk factors relative to the Trust, carefully read the prospectus.**

Following an investment in shares of the Trust, several factors may have the effect of causing a decline in the prices of gold and a corresponding decline in the price of the shares. Among them: (i) Large sales by the official sector. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of the shares will be adversely affected. (ii) A significant increase in gold hedging activity by gold producers. Should there be an increase in the level of hedge activity of gold producing companies, it could cause a decline in world gold prices, adversely affecting the price of the shares. (iii) A significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative view towards gold, it could cause a decline in world gold prices, negatively impacting the price of the shares.

Gold Spot Prices provided by The Bullion Desk. No warranty is given for the accuracy of these prices and no liability is accepted for reliance thereon. Prices are provided on a reasonable efforts basis and delays may occur both because of the delay in third parties communicating the information to the site and because of delays inherent in posting information over the internet. Prices shown are indicative only and do not represent actionable quotations on prices of actual trades.

The amount of gold represented by shares of the Trust will decrease over the life of the Trust due to sales of gold necessary to pay the sponsor's fee and trust expenses. Without increases in the price of gold sufficient to compensate for that decrease, the price of the shares will also decline, and investors will lose money on their investment. The Trust will have limited duration. The liquidation of the Trust may occur at a time when the disposition of the Trust's gold will result in losses to investors. Although market makers will generally take advantage of differences between the NAV and the trading price of Trust shares through arbitrage opportunities, there is no guarantee that they will do so. There is no guarantee an active trading market will develop for the shares, which may result in losses on your investment at the time of disposition of your shares. The value of the shares of the Trust will be adversely affected if gold owned by the Trust is lost or damaged in circumstances in which the Trust is not in a position to recover the corresponding loss. The Trust is a passive investment vehicle. This means that the value of your shares may be adversely affected by Trust losses that, if the Trust had been actively managed, might have been avoidable.

Shares of the Trust are not deposits or other obligations of or guaranteed by BlackRock, Inc., and its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.The sponsor of the trust is iShares Delaware Trust Sponsor LLC (the "Sponsor"). BlackRock Investments, LLC ("BRIL"), assists in the promotion of the Trust. The Sponsor and BRIL are affiliates of BlackRock, Inc. Although shares of the iShares Gold Trust may be bought or sold on the secondary market through any brokerage account, shares of the Trust are not redeemable from the Trust except in large aggregated units called "Baskets". Only registered broker-dealers that become authorized participants by entering into a contract with the sponsor and the trustee of the Trust may purchase or redeem Baskets.

Net Asset Value (NAV) is determined as specified in the prospectus: the Trustee values the trust's gold on the basis of the London PM Fix.

Certain sectors and markets perform exceptionally well based on current market conditions and iShares Funds can benefit from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such results will be repeated.

Options involve risk and are not suitable for all investors. Prior to buying or selling an option, a person must receive a copy of Characteristics and Risks of Standardized Options. Copies of this document may be obtained from your broker, from any exchange on which options are traded or by contacting The Options Clearing Corporation, One North Wacker Dr., Suite 500, Chicago, IL 60606 (1-888-678-4667). The document contains information on options issued by The Options Clearing Corporation. The document discusses exchange traded options issued by The Options Clearing Corporation and is intended for educational purposes. No statement in the document should be construed as a recommendation to buy or sell a security or to provide investment advice. If you need further information, please feel free to call the Options Industry Council Helpline. They will be able to provide you with balanced options education and tools to assist you with your iShares options questions and trading. The Options Industry Council Helpline phone number is 1-888-Options (1-888-678-4667) and their website is www.888options.com.

iS-11934

iShares Gold Trust

IAU

$12.59 ^0.01 ^0.08%
NAV as of 07-Apr-2014
52wk Range: 11.58 - 15.33

YTD : ^7.98%
Total Return as of 07-Apr-2014

Fact Sheet | Prospectus | Periodic SEC Reports | Gold Bar List | Vault Inspection

WHY IAU?

1. Exposure to the day-to-day movement of the price of gold bullion
2. Convenient, cost-effective access to physical gold
3. Use to diversify your portfolio and help protect against inflation

INVESTMENT OBJECTIVE

The iShares Gold Trust (the 'Trust') seeks to reflect generally the performance of the price of gold.

The iShares Gold Trust is not a standard ETF. The Trust is not an investment company registered under the Investment Company Act of 1940 or a commodity pool for purposes of the Commodity Exchange Act. Shares of the Trust are not subject to the same regulatory requirements as mutual funds. **Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.**

PERFORMANCE

Chart | Returns | Premium/Discount

as of 03/31/2014

Average Annual | Cumulative | Calendar Year

	1y	3y	5y	10y	Incept.
Total Return (%)	-19.43	-3.79	6.65	-	12.43
Market Price (%)	-19.78	-3.88	6.61	-	12.35
Benchmark (%)	-19.18	-3.53	6.96	11.70	12.80
After Tax Pre-Liq. (%)	-	-	-	-	-
After Tax Post-Liq. (%)	-	-	-	-	-
Standard Deviation (%)	20.73	20.99	19.30	-	-

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted.

KEY FACTS

Net Assets	$6,866,132,904
NAV per IAU in Gold as of 07-Apr-2014	96.95%
Ounces in Trust as of 07-Apr-2014	5,285,959.16
Tonnes in Trust as of 07-Apr-2014	164.41
Indicative Basket Amount as of 07-Apr-2014	484.75
Inception Date	Jan 21, 2005
Exchange	NYSE Arca
Asset Class	Commodities
Benchmark	London Gold PM Fix Price
Shares Outstanding	545,200,000
CUSIP	464285105
Price as of 07-Apr-2014	12.58
20 Day Avg. Volume	420,260
Premium/Discount as of 07-Apr-2014	-0.16%
Options Available	Yes
Gold Spot Price	Bid 1,308.75 Ask 1,309.55 Mid 1,309.15 Time 20:44
Sponsor's Fee	0.25%

PORTFOLIO CHARACTERISTICS

Beta as of 31-Mar-2014	0.29

MORE PRODUCTS

Related | Recently Viewed

- IDV iShares International Select Dividend ETF
- HDV iShares High Dividend ETF
- ACWI iShares MSCI ACWI ETF
- BKF iShares MSCI BRIC ETF
- FM iShares MSCI Frontier 100 ETF

iShares Gold Trust (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents the Trust has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iShares.com or EDGAR on the SEC website at www.sec.gov. Alternatively, the Trust will arrange to send you the prospectus if you request it by calling toll-free 1-800-474-2737

Investing involves risk, including possible loss of principal. Because shares of the Trust are intended to reflect the price of the gold held by the Trust, the market price of the shares is subject to fluctuations similar to those affecting gold prices. Additionally, shares of the Trust are bought and sold at market price, not at net asset value ("NAV"). Brokerage commissions will reduce returns.

Shares of the Trust are intended to reflect, at any given time, the market price of gold owned by the Trust at that time less the Trust's expenses and liabilities. The price received upon the sale of the shares, which trade at market price, may be more or less than the value of the gold represented by such shares. If an investor sells the shares at a time when no active market for them exists, such lack of an active market will most likely adversely affect the price received for the shares. **For a more complete discussion of the risk factors relative to the Trust, carefully read the prospectus.**

Following an investment in shares of the Trust, several factors may have the effect of causing a decline in the prices of gold and a corresponding decline in the price of the shares. Among them: (i) Large sales by the official sector. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of the shares will be adversely affected. (ii) A significant increase in gold hedging activity by gold producers. Should there be an increase in the level of hedge activity of gold producing companies, it could cause a decline in world gold prices, adversely affecting the price of the shares. (iii) A significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative view towards gold, it could cause a decline in world gold prices, negatively impacting the price of the shares.

Gold Spot Prices provided by The Bullion Desk. No warranty is given for the accuracy of these prices and no liability is accepted for reliance thereon. Prices are provided on a reasonable efforts basis and delays may occur both because of the delay in third parties communicating the information to the site and because of delays inherent in posting information over the internet. Prices shown are indicative only and do not represent actionable quotations on prices of actual trades.

The amount of gold represented by shares of the Trust will decrease over the life of the Trust due to sales of gold necessary to pay the sponsor's fee and trust expenses. Without increases in the price of gold sufficient to compensate for that decrease, the price of the shares will also decline, and investors will lose money on their investment. The Trust will have limited duration. The liquidation of the Trust may occur at a time when the disposition of the Trust's gold will result in losses to investors. Although market makers will generally take advantage of differences between the NAV and the trading price of Trust shares through arbitrage opportunities, there is no guarantee that they will do so. There is no guarantee an active trading market will develop for the shares, which may result in losses on your investment at the time of disposition of your shares. The value of the shares of the Trust will be adversely affected if gold owned by the Trust is lost or damaged in circumstances in which the Trust is not in a position to recover the corresponding loss. The Trust is a passive investment vehicle. This means that the value of your shares may be adversely affected by Trust losses that, if the Trust had been actively managed, might have been avoidable.

Shares of the Trust are not deposits or other obligations of or guaranteed by BlackRock, Inc., and its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.The sponsor of the trust is iShares Delaware Trust Sponsor LLC (the "Sponsor"). BlackRock Investments, LLC ("BRIL"), assists in the promotion of the Trust. The Sponsor and BRIL are affiliates of BlackRock, Inc. Although shares of the iShares Gold Trust may be bought or sold on the secondary market through any brokerage account, shares of the Trust are not redeemable from the Trust except in large aggregated units called "Baskets". Only registered broker-dealers that become authorized participants by entering into a contract with the sponsor and the trustee of the Trust may purchase or redeem Baskets.

Net Asset Value (NAV) is determined as specified in the prospectus: the Trustee values the trust's gold on the basis of the London PM Fix.

Certain sectors and markets perform exceptionally well based on current market conditions and iShares Funds can benefit from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such results will be repeated.

Options involve risk and are not suitable for all investors. Prior to buying or selling an option, a person must receive a copy of Characteristics and Risks of Standardized Options. Copies of this document may be obtained from your broker, from any exchange on which options are traded or by contacting The Options Clearing Corporation, One North Wacker Dr., Suite 500, Chicago, IL 60606 (1-888-678-4667). The document contains information on options issued by The Options Clearing Corporation. The document discusses exchange traded options issued by The Options Clearing Corporation and is intended for educational purposes. No statement in the document should be construed as a recommendation to buy or sell a security or to provide investment advice. If you need further information, please feel free to call the Options Industry Council Helpline. They will be able to provide you with balanced options education and tools to assist you with your iShares options questions and trading. The Options Industry Council Helpline phone number is 1-888-Options (1-888-678-4667) and their website is www.888options.com.

iS-11934

All Documents | Download | Print

iShares Gold Trust

IAU $12.59 ^0.01 ^0.08% YTD : ^7.98%

NAV as of 07-Apr-2014
52wk Range: 11.58 - 15.33

Total Return as of 07-Apr-2014

Fact Sheet | Prospectus | Periodic SEC Reports | Gold Bar List | Vault Inspection

WHY IAU?

1. Exposure to the day-to-day movement of the price of gold bullion
2. Convenient, cost-effective access to physical gold
3. Use to diversify your portfolio and help protect against inflation

INVESTMENT OBJECTIVE

The iShares Gold Trust (the 'Trust') seeks to reflect generally the performance of the price of gold.

The iShares Gold Trust is not a standard ETF. The Trust is not an investment company registered under the Investment Company Act of 1940 or a commodity pool for purposes of the Commodity Exchange Act. Shares of the Trust are not subject to the same regulatory requirements as mutual funds. **Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.**

PERFORMANCE

Chart | Returns | Premium/Discount

as of 03/31/2014

Average Annual | Cumulative | Calendar Year

	YTD	1m	3m	6m	1y	3y	5y	10y	Incept.
Total Return (%)	7.38	-2.64	7.38	-2.80	-19.43	-	-	-	193.41
Market Price (%)	6.59	-3.04	6.59	-3.49	-	-	-	-	191.57
Benchmark (%)	7.24	-2.62	7.24	-2.62	-19.18	-10.23	40.01	202.31	202.73
After Tax Pre-Liq. (%)	-	-	-	-	-	-	-	-	-
After Tax Post-Liq. (%)	-	-	-	-	-	-	-	-	-
Standard Deviation (%)	-	-	-	-	5.98	6.06	5.57	-	-

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted.

KEY FACTS

Net Assets	$6,866,132,904
NAV per IAU in Gold as of 07-Apr-2014	96.95%
Ounces in Trust as of 07-Apr-2014	5,285,959.16
Tonnes in Trust as of 07-Apr-2014	164.41
Indicative Basket Amount as of 07-Apr-2014	484.75
Inception Date	Jan 21, 2005
Exchange	NYSE Arca
Asset Class	Commodities
Benchmark	London Gold PM Fix Price
Shares Outstanding	545,200,000
CUSIP	464285105
Price as of 07-Apr-2014	12.58
20 Day Avg. Volume	420,260
Premium/Discount as of 07-Apr-2014	-0.16%
Options Available	Yes
Gold Spot Price	Bid 1,308.25 Ask 1,309.05 Mid 1,308.65 Time 20:48
Sponsor's Fee	0.25%

PORTFOLIO CHARACTERISTICS

Beta as of 31-Mar-2014	0.29

MORE PRODUCTS

Related | Recently Viewed

- IDV iShares International Select Dividend ETF
- HDV iShares High Dividend ETF
- ACWI iShares MSCI ACWI ETF
- BKF iShares MSCI BRIC ETF
- FM iShares MSCI Frontier 100 ETF

iShares Gold Trust (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents the Trust has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iShares.com or EDGAR on the SEC website at www.sec.gov. Alternatively, the Trust will arrange to send you the prospectus if you request it by calling toll-free 1-800-474-2737

Investing involves risk, including possible loss of principal. Because shares of the Trust are intended to reflect the price of the gold held by the Trust, the market price of the shares is subject to fluctuations similar to those affecting gold prices. Additionally, shares of the Trust are bought and sold at market price, not at net asset value ("NAV"). Brokerage commissions will reduce returns.

Shares of the Trust are intended to reflect, at any given time, the market price of gold owned by the Trust at that time less the Trust's expenses and liabilities. The price received upon the sale of the shares, which trade at market price, may be more or less than the value of the gold represented by such shares. If an investor sells the shares at a time when no active market for them exists, such lack of an active market will most likely adversely affect the price received for the shares. **For a more complete discussion of the risk factors relative to the Trust, carefully read the prospectus.**

Following an investment in shares of the Trust, several factors may have the effect of causing a decline in the prices of gold and a corresponding decline in the price of the shares. Among them: (i) Large sales by the official sector. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of the shares will be adversely affected. (ii) A significant increase in gold hedging activity by gold producers. Should there be an increase in the level of hedge activity of gold producing companies, it could cause a decline in world gold prices, adversely affecting the price of the shares. (iii) A significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative view towards gold, it could cause a decline in world gold prices, negatively impacting the price of the shares.

Gold Spot Prices provided by The Bullion Desk. No warranty is given for the accuracy of these prices and no liability is accepted for reliance thereon. Prices are provided on a reasonable efforts basis and delays may occur both because of the delay in third parties communicating the information to the site and because of delays inherent in posting information over the internet. Prices shown are indicative only and do not represent actionable quotations on prices of actual trades.

The amount of gold represented by shares of the Trust will decrease over the life of the Trust due to sales of gold necessary to pay the sponsor's fee and trust expenses. Without increases in the price of gold sufficient to compensate for that decrease, the price of the shares will also decline, and investors will lose money on their investment. The Trust will have limited duration. The liquidation of the Trust may occur at a time when the disposition of the Trust's gold will result in losses to investors. Although market makers will generally take advantage of differences between the NAV and the trading price of Trust shares through arbitrage opportunities, there is no guarantee that they will do so. There is no guarantee an active trading market will develop for the shares, which may result in losses on your investment at the time of disposition of your shares. The value of the shares of the Trust will be adversely affected if gold owned by the Trust is lost or damaged in circumstances in which the Trust is not in a position to recover the corresponding loss. The Trust is a passive investment vehicle. This means that the value of your shares may be adversely affected by Trust losses that, if the Trust had been actively managed, might have been avoidable.

Shares of the Trust are not deposits or other obligations of or guaranteed by BlackRock, Inc., and its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.The sponsor of the trust is iShares Delaware Trust Sponsor LLC (the "Sponsor"). BlackRock Investments, LLC ("BRIL"), assists in the promotion of the Trust. The Sponsor and BRIL are affiliates of BlackRock, Inc. Although shares of the iShares Gold Trust may be bought or sold on the secondary market through any brokerage account, shares of the Trust are not redeemable from the Trust except in large aggregated units called "Baskets". Only registered broker-dealers that become authorized participants by entering into a contract with the sponsor and the trustee of the Trust may purchase or redeem Baskets.

Net Asset Value (NAV) is determined as specified in the prospectus: the Trustee values the trust's gold on the basis of the London PM Fix.

Certain sectors and markets perform exceptionally well based on current market conditions and iShares Funds can benefit from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such results will be repeated.

Options involve risk and are not suitable for all investors. Prior to buying or selling an option, a person must receive a copy of Characteristics and Risks of Standardized Options. Copies of this document may be obtained from your broker, from any exchange on which options are traded or by contacting The Options Clearing Corporation, One North Wacker Dr., Suite 500, Chicago, IL 60606 (1-888-678-4667). The document contains information on options issued by The Options Clearing Corporation. The document discusses exchange traded options issued by The Options Clearing Corporation and is intended for educational purposes. No statement in the document should be construed as a recommendation to buy or sell a security or to provide investment advice. If you need further information, please feel free to call the Options Industry Council Helpline. They will be able to provide you with balanced options education and tools to assist you with your iShares options questions and trading. The Options Industry Council Helpline phone number is 1-888-Options (1-888-678-4667) and their website is www.888options.com.

iS-11934

All Documents | Download | Print

iShares Gold Trust

IAU

$12.59 ^0.01 ^0.08% YTD : ^7.98%

NAV as of 07-Apr-2014
52wk Range: 11.58 - 15.33

Total Return as of 07-Apr-2014

Fact Sheet | Prospectus | Periodic SEC Reports | Gold Bar List | Vault Inspection

WHY IAU?

1. Exposure to the day-to-day movement of the price of gold bullion
2. Convenient, cost-effective access to physical gold
3. Use to diversify your portfolio and help protect against inflation

INVESTMENT OBJECTIVE

The iShares Gold Trust (the 'Trust') seeks to reflect generally the performance of the price of gold.

The iShares Gold Trust is not a standard ETF. The Trust is not an investment company registered under the Investment Company Act of 1940 or a commodity pool for purposes of the Commodity Exchange Act. Shares of the Trust are not subject to the same regulatory requirements as mutual funds. **Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.**

PERFORMANCE

Chart | Returns | Premium/Discount

Average Annual | Cumulative | Calendar Year

	2009	2010	2011	2012	2013
Total Return (%)	23.46	27.94	8.66	8.37	-27.94
Market Price (%)	23.95	29.42	9.64	6.76	-28.21
Benchmark (%)	23.95	28.33	8.93	8.69	-27.61

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted.

KEY FACTS

Net Assets	$6,866,132,904
NAV per IAU in Gold as of 07-Apr-2014	96.95%
Ounces in Trust as of 07-Apr-2014	5,285,959.16
Tonnes in Trust as of 07-Apr-2014	164.41
Indicative Basket Amount as of 07-Apr-2014	484.75
Inception Date	Jan 21, 2005
Exchange	NYSE Arca
Asset Class	Commodities
Benchmark	London Gold PM Fix Price
Shares Outstanding	545,200,000
CUSIP	464285105
Price as of 07-Apr-2014	12.58
20 Day Avg. Volume	420,260
Premium/Discount as of 07-Apr-2014	-0.16%
Options Available	Yes
Gold Spot Price	Bid 1,308.25 Ask 1,309.05 Mid 1,308.65 Time 20:48
Sponsor's Fee	0.25%

PORTFOLIO CHARACTERISTICS

Beta as of 31-Mar-2014	0.29

MORE PRODUCTS

Related | Recently Viewed

- IDV — iShares International Select Dividend ETF
- HDV — iShares High Dividend ETF
- ACWI — iShares MSCI ACWI ETF
- BKF — iShares MSCI BRIC ETF
- FM — iShares MSCI Frontier 100 ETF

iShares Gold Trust (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents the Trust has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iShares.com or EDGAR on the SEC website at www.sec.gov. Alternatively, the Trust will arrange to send you the prospectus if you request it by calling toll-free 1-800-474-2737

Investing involves risk, including possible loss of principal. Because shares of the Trust are intended to reflect the price of the gold held by the Trust, the market price of the shares is subject to fluctuations similar to those affecting gold prices. Additionally, shares of the Trust are bought and sold at market price, not at net asset value ("NAV"). Brokerage commissions will reduce returns.

Shares of the Trust are intended to reflect, at any given time, the market price of gold owned by the Trust at that time less the Trust's expenses and liabilities. The price received upon the sale of the shares, which trade at market price, may be more or less than the value of the gold represented by such shares. If an investor sells the shares at a time when no active market for them exists, such lack of an active market will most likely adversely affect the price received for the shares. **For a more complete discussion of the risk factors relative to the Trust, carefully read the prospectus.**

Following an investment in shares of the Trust, several factors may have the effect of causing a decline in the prices of gold and a corresponding decline in the price of the shares. Among them: (i) Large sales by the official sector. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of the shares will be adversely affected. (ii) A significant increase in gold hedging activity by gold producers. Should there be an increase in the level of hedge activity of gold producing companies, it could cause a decline in world gold prices, adversely affecting the price of the shares. (iii) A significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative view towards gold, it could cause a decline in world gold prices, negatively impacting the price of the shares.

Gold Spot Prices provided by The Bullion Desk. No warranty is given for the accuracy of these prices and no liability is accepted for reliance thereon. Prices are provided on a reasonable efforts basis and delays may occur both because of the delay in third parties communicating the information to the site and because of delays inherent in posting information over the internet. Prices shown are indicative only and do not represent actionable quotations on prices of actual trades.

The amount of gold represented by shares of the Trust will decrease over the life of the Trust due to sales of gold necessary to pay the sponsor's fee and trust expenses. Without increases in the price of gold sufficient to compensate for that decrease, the price of the shares will also decline, and investors will lose money on their investment. The Trust will have limited duration. The liquidation of the Trust may occur at a time when the disposition of the Trust's gold will result in losses to investors. Although market makers will generally take advantage of differences between the NAV and the trading price of Trust shares through arbitrage opportunities, there is no guarantee that they will do so. There is no guarantee an active trading market will develop for the shares, which may result in losses on your investment at the time of disposition of your shares. The value of the shares of the Trust will be adversely affected if gold owned by the Trust is lost or damaged in circumstances in which the Trust is not in a position to recover the corresponding loss. The Trust is a passive investment vehicle. This means that the value of your shares may be adversely affected by Trust losses that, if the Trust had been actively managed, might have been avoidable.

Shares of the Trust are not deposits or other obligations of or guaranteed by BlackRock, Inc., and its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.The sponsor of the trust is iShares Delaware Trust Sponsor LLC (the "Sponsor"). BlackRock Investments, LLC ("BRIL"), assists in the promotion of the Trust. The Sponsor and BRIL are affiliates of BlackRock, Inc. Although shares of the iShares Gold Trust may be bought or sold on the secondary market through any brokerage account, shares of the Trust are not redeemable from the Trust except in large aggregated units called "Baskets". Only registered broker-dealers that become authorized participants by entering into a contract with the sponsor and the trustee of the Trust may purchase or redeem Baskets.

Net Asset Value (NAV) is determined as specified in the prospectus: the Trustee values the trust's gold on the basis of the London PM Fix.

Certain sectors and markets perform exceptionally well based on current market conditions and iShares Funds can benefit from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such results will be repeated.

Options involve risk and are not suitable for all investors. Prior to buying or selling an option, a person must receive a copy of Characteristics and Risks of Standardized Options. Copies of this document may be obtained from your broker, from any exchange on which options are traded or by contacting The Options Clearing Corporation, One North Wacker Dr., Suite 500, Chicago, IL 60606 (1-888-678-4667). The document contains information on options issued by The Options Clearing Corporation. The document discusses exchange traded options issued by The Options Clearing Corporation and is intended for educational purposes. No statement in the document should be construed as a recommendation to buy or sell a security or to provide investment advice. If you need further information, please feel free to call the Options Industry Council Helpline. They will be able to provide you with balanced options education and tools to assist you with your iShares options questions and trading. The Options Industry Council Helpline phone number is 1-888-Options (1-888-678-4667) and their website is www.888options.com.

iS-11934

All Documents | Download | Print

iShares Gold Trust

IAU

$12.59 ^0.01 ^0.08% YTD : ^7.98%

NAV as of 07-Apr-2014 | Total Return as of 07-Apr-2014

52wk Range: 11.58 - 15.33

Fact Sheet | Prospectus | Periodic SEC Reports | Gold Bar List | Vault Inspection

WHY IAU?

1. Exposure to the day-to-day movement of the price of gold bullion
2. Convenient, cost-effective access to physical gold
3. Use to diversify your portfolio and help protect against inflation

INVESTMENT OBJECTIVE

The iShares Gold Trust (the 'Trust') seeks to reflect generally the performance of the price of gold.

The iShares Gold Trust is not a standard ETF. The Trust is not an investment company registered under the Investment Company Act of 1940 or a commodity pool for purposes of the Commodity Exchange Act. Shares of the Trust are not subject to the same regulatory requirements as mutual funds. **Before making an investment decision, you should carefully consider the risk factors and other information included in the prospectus.**

PERFORMANCE

Chart | Returns | Premium/Discount

$12.58	$12.59	$12.57	-0.16%	279,449
CLOSING PRICE	NAV	MID-POINT	PREMIUM / DISCOUNT	DAILY VOLUME
as of 07-Apr-2014	as of 07-Apr-2014	as of 07-Apr-2014	as of 07-Apr-2014	as of 07-Apr-2014

Greatest Premium Feb 7, 2014	0.74%
Greatest Discount Mar 17, 2014	-0.90%
Days ± 0.5% of NAV	49
Percent ± 0.5% of NAV	80.33%

Select a Quarter Jan-Mar,2014

Number of Days At:

Premium	33
NAV	5
Discount	23


Premium/Discount
# of Days
0.5% : 1.0%
5
0.0% : 0.5%
33
-0.5% : 0.0%
16
-1.0% : -0.5%
7

Chart Description

Why is there a difference between NAV and Closing Price?

Possible Timing Discrepancies

KEY FACTS

Net Assets	$6,866,132,904
NAV per IAU in Gold as of 07-Apr-2014	96.95%
Ounces in Trust as of 07-Apr-2014	5,285,959.16
Tonnes in Trust as of 07-Apr-2014	164.41
Indicative Basket Amount as of 07-Apr-2014	484.75
Inception Date	Jan 21, 2005
Exchange	NYSE Arca
Asset Class	Commodities
Benchmark	London Gold PM Fix Price
Shares Outstanding	545,200,000
CUSIP	464285105
Price as of 07-Apr-2014	12.58
20 Day Avg. Volume	420,260
Premium/Discount as of 07-Apr-2014	-0.16%
Options Available	Yes
Gold Spot Price	Bid 1,308.25 Ask 1,309.05 Mid 1,308.65 Time 20:48
Sponsor's Fee	0.25%

PORTFOLIO CHARACTERISTICS

Beta as of 31-Mar-2014	0.29

MORE PRODUCTS

Related | Recently Viewed

- IDV — iShares International Select Dividend ETF
- HDV — iShares High Dividend ETF
- ACWI — iShares MSCI ACWI ETF
- BKF — iShares MSCI BRIC ETF
- FM — iShares MSCI Frontier 100 ETF

iShares Gold Trust (the "Trust") has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus and other documents the Trust has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting www.iShares.com or EDGAR on the SEC website at www.sec.gov. Alternatively, the Trust will arrange to send you the prospectus if you request it by calling toll-free 1-800-474-2737

Investing involves risk, including possible loss of principal. Because shares of the Trust are intended to reflect the price of the gold held by the Trust, the market price of the shares is subject to fluctuations similar to those affecting gold prices. Additionally, shares of the Trust are bought and sold at market price, not at net asset value ("NAV"). Brokerage commissions will reduce returns.

Shares of the Trust are intended to reflect, at any given time, the market price of gold owned by the Trust at that time less the Trust's expenses and liabilities. The price received upon the sale of the shares, which trade at market price, may be more or less than the value of the gold represented by such shares. If an investor sells the shares at a time when no active market for them exists, such lack of an active market will most likely adversely affect the price received for the shares. **For a more complete discussion of the risk factors relative to the Trust, carefully read the prospectus.**

Following an investment in shares of the Trust, several factors may have the effect of causing a decline in the prices of gold and a corresponding decline in the price of the shares. Among them: (i) Large sales by the official sector. A significant portion of the aggregate world gold holdings is owned by governments, central banks and related institutions. If one or more of these institutions decides to sell in amounts large enough to cause a decline in world gold prices, the price of the shares will be adversely affected. (ii) A significant increase in gold hedging activity by gold producers. Should there be an increase in the level of hedge activity of gold producing companies, it could cause a decline in world gold prices, adversely affecting the price of the shares. (iii) A significant change in the attitude of speculators and investors towards gold. Should the speculative community take a negative view towards gold, it could cause a decline in world gold prices, negatively impacting the price of the shares.

Gold Spot Prices provided by The Bullion Desk. No warranty is given for the accuracy of these prices and no liability is accepted for reliance thereon. Prices are provided on a reasonable efforts basis and delays may occur both because of the delay in third parties communicating the information to the site and because of delays inherent in posting information over the internet. Prices shown are indicative only and do not represent actionable quotations on prices of actual trades.

The amount of gold represented by shares of the Trust will decrease over the life of the Trust due to sales of gold necessary to pay the sponsor's fee and trust expenses. Without increases in the price of gold sufficient to compensate for that decrease, the price of the shares will also decline, and investors will lose money on their investment. The Trust will have limited duration. The liquidation of the Trust may occur at a time when the disposition of the Trust's gold will result in losses to investors. Although market makers will generally take advantage of differences between the NAV and the trading price of Trust shares through arbitrage opportunities, there is no guarantee that they will do so. There is no guarantee an active trading market will develop for the shares, which may result in losses on your investment at the time of disposition of your shares. The value of the shares of the Trust will be adversely affected if gold owned by the Trust is lost or damaged in circumstances in which the Trust is not in a position to recover the corresponding loss. The Trust is a passive investment vehicle. This means that the value of your shares may be adversely affected by Trust losses that, if the Trust had been actively managed, might have been avoidable.

Shares of the Trust are not deposits or other obligations of or guaranteed by BlackRock, Inc., and its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.The sponsor of the trust is iShares Delaware Trust Sponsor LLC (the "Sponsor"). BlackRock Investments, LLC ("BRIL"), assists in the promotion of the Trust. The Sponsor and BRIL are affiliates of BlackRock, Inc. Although shares of the iShares Gold Trust may be bought or sold on the secondary market through any brokerage account, shares of the Trust are not redeemable from the Trust except in large aggregated units called "Baskets". Only registered broker-dealers that become authorized participants by entering into a contract with the sponsor and the trustee of the Trust may purchase or redeem Baskets.

Net Asset Value (NAV) is determined as specified in the prospectus: the Trustee values the trust's gold on the basis of the London PM Fix.

Certain sectors and markets perform exceptionally well based on current market conditions and iShares Funds can benefit from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such results will be repeated.

Options involve risk and are not suitable for all investors. Prior to buying or selling an option, a person must receive a copy of Characteristics and Risks of Standardized Options. Copies of this document may be obtained from your broker, from any exchange on which options are traded or by contacting The Options Clearing Corporation, One North Wacker Dr., Suite 500, Chicago, IL 60606 (1-888-678-4667). The document contains information on options issued by The Options Clearing Corporation. The document discusses exchange traded options issued by The Options Clearing Corporation and is intended for educational purposes. No statement in the document should be construed as a recommendation to buy or sell a security or to provide investment advice. If you need further information, please feel free to call the Options Industry Council Helpline. They will be able to provide you with balanced options education and tools to assist you with your iShares options questions and trading. The Options Industry Council Helpline phone number is 1-888-Options (1-888-678-4667) and their website is www.888options.com.

iS-11934